Consolidated Statements of Comprehensive Income (Loss) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Mar. 01, 2014	Mar. 02, 2013	Mar. 03, 2012
Net income (loss)	$ (5,873)	$ (646)	$ 1,164
Other comprehensive income (loss)
Net change in unrealized losses on available-for-sale investments	(1)	0	(3)
Net change in fair value of derivatives designated as cash flow hedges during the year, net of income tax recovery of $6 million (March 2, 2013 - income taxes of $3 million; March 3, 2012 - income tax recovery of $4 million)	(29)	11	14
Amounts reclassified to net income (loss) during the year, net of income tax recovery of $6 million (March 2, 2013 - income taxes of $18 million; March 3, 2012 - income tax recovery of $14 million)	26	(55)	39
Other comprehensive income (loss)	(4)	(44)	50
Comprehensive income (loss)	$ (5,877)	$ (690)	$ 1,214